– Healthcare Realty Trust Incorporated (NYSE: HR) (“Healthcare Realty” or the “Company”) today announced that its shareholders approved the merger proposal with Healthcare Trust of America, Inc. (NYSE: HTA) (“HTA”) at its special meeting held on July 15, 2022. Approximately 79% of the outstanding shares of Healthcare Realty common stock voted in favor of the merger transaction with HTA, which represented 92% of the votes cast. The full voting results will be set forth in a Form 8-K to be filed with the U.S. Securities and Exchange Commission. On February 28, 2022, Healthcare Realty and HTA announced an agreement to enter into a strategic business combination. With both Healthcare Realty’s and HTA’s shareholders having now approved, the transaction is expected to close on or around July 20, 2022, subject to customary closing conditions. Under the terms of the merger agreement, Healthcare Realty shareholders will receive one share of HTA stock for every share of Healthcare Realty stock they own immediately prior to the effective time of the merger. Upon completion of the transaction, the combined company will continue to operate with the Healthcare Realty name and trade on the NYSE under the ticker symbol HR. Citigroup Global Markets Inc. is serving as lead financial advisor, Scotiabank is serving as financial advisor, and Hunton Andrews Kurth LLP is acting as legal advisor to Healthcare Realty. J.P. Morgan Securities LLC is acting as exclusive financial advisor and McDermott Will & Emery LLP is acting as legal advisor to Healthcare Trust of America. Healthcare Realty Trust Incorporated (NYSE: HR) is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of March 31, 2022, the Company was invested in 263 real estate properties in 23 states totaling 17.9 million square feet and had an enterprise value of approximately $6.1 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 14.8 million square feet nationwide.

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes: this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward- looking statements regarding the Company and HTA, include, but are not limited to, statements related to the proposed transaction, and the anticipated timing thereof; other statements of management’s beliefs, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s and HTA’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of HTA and Company management from ongoing business operations; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that the Company’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of the Company’s or HTA’s common stock; the possibility that, if the Company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; changes in the dividend policy for the Company’s common stock or its ability to pay dividends; impairment charges; pandemics or other health crises, such as the COVID-19 pandemic; and other risks and uncertainties affecting the Company and HTA, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s and HTA’s Securities and Exchange Commission (“SEC”) filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, HTA’s Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which the Company or HTA are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward- looking statements, even if they are subsequently made available by HR or HTA on their respective websites or otherwise. Neither the Company nor HTA undertakes any obligation to update or supplement any forward- looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law. Charlie Koons / Elizabeth Volpe P: (212) 333-3810 Financial Contact Kris Douglas, Chief Financial Officer P: (615) 269-8175